1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 27                       [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                              Amendment No. 26                               [X]


                            LORD ABBETT RESEARCH FUND
                            -------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                       Lawrence H. Kaplan, Vice President
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

                  immediately upon filing pursuant to paragraph (b)
-----------

    X             on April 1, 2000 pursuant to paragraph (b)
----------

                  60 days after filing pursuant to paragraph (a) (1)
----------

                  on (date) pursuant to paragraph (a) (1)
----------

                 75 days after filing pursuant to paragraph (a) (2)
----------

                 on (date) pursuant to paragraph (a) (2) of rule 485
----------

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett

Research Fund

Large-Cap Series
Small-Cap Value Series



Prospectus
April 1, 2000


[LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please call 800-821-5129 for further information.

                               Table of Contents

                              The Funds


      Information about the goal,       Large-Cap Series                    2
  principal strategy, main risks,       Small-Cap Value Series              5
   performance, fees and expenses


                              Your Investement

         Information for managing       Purchases                           8
                your Fund account       Sales Compensation                  11
                                        Opening Your Account                11
                                        Redemptions                         12
                                        Distributions and Taxes             12
                                        Services For Fund Investors         13
                                        Management                          14


                              For More Information

                How to learn more       Other Investment Techniques         15
                  about the Funds       Glossary of Shaded Terms            16
                                        Recent Performance                  17



                              Financial Information

    Financial highlights and line       Large-Cap Series                    19
   graph comparison of each Fund,       Small-Cap Value Series              21
          and broker compensation       Compensation For Your Dealer        23



      How to learn more about the       Back Cover
Funds and other Lord Abbett Funds

                                                                Large-Cap Series


GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. The Fund chooses stocks using:

     o quantitative research to identify which stocks we believe represent the best bargains

     o fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     o business cycle analysis to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions

     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks may limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with bargain stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Bargain stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



We or the Fund refers to either the Large-Cap Series or the Small-Cap Value Series of Lord Abbett Research Fund, Inc. (the "Company").



About each Fund. Each Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. Each Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

Bargain stocks are stocks of companies that appear under- priced according to certain financial measurements of their intrinsic worth or business prospects.


Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


2 The Funds

                                  Large-Cap Series      Symbols: Class A - LRLCX
                                                                 Class B - LARBX
                                                                 Class C - LLRCX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.



--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1993 - 18.4%
1994 -  6.2%
1995 - 34.8%
1996 - 20.2%
1997 - 23.4%
1998 - 16.2%
1999 - 17.4%

Best Quarter   4th Q `98  18.9%               Worst Quarter   3rd Q `98   -12.5%


--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                      1 Year         5 Years       Since Inception(1)

Class A shares                  10.70%          20.80%             18.15%
--------------------------------------------------------------------------------
Class B shares                  11.59%            -                20.41%
--------------------------------------------------------------------------------
Class C shares                  15.88%            -                18.96%
--------------------------------------------------------------------------------
Class P shares                     -              -                 5.40%
--------------------------------------------------------------------------------
S&P 500(R)Index(2)               21.03%          28.54%             21.24%(3)
--------------------------------------------------------------------------------
                                                                   29.66%(4)
                                                                   29.16%(5)
                                                                   10.99%(6)
--------------------------------------------------------------------------------
S&P Barra Value Index(2)        12.72%          22.94%             18.14%(3)
                                                                   21.61%(4)
                                                                   20.00%(5)
                                                                     .90%(6)
--------------------------------------------------------------------------------

(1) The dates of inception for each class are: A - 6/3/92; B - 8/1/96; C - 4/1/97; and P - 4/28/99.
(2) Performance for the unmanaged S&P 500(R) Index and S&P Barra Value Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 6/30/92 - 12/31/99, to correspond with Class A inception date.
(4) Represents total return for the period 8/31/96 - 12/31/99, to correspond with Class B inception date.
(5) Represents total return for the period 3/31/97 - 12/31/99, to correspond with Class C inception date.
(6) Represents total return for the period 4/30/99 - 12/31/99, to correspond with Class P inception date.






                                                                     The Funds 3

                                                                Large-Cap Series

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------------------------------------------
Fee Table
-------------------------------------------------------------------------------------------------------------------

                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from
your investment)
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                     5.75%       none        none        none
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(See "Purchases")                            none(1)       5.00%       1.00%(1)      none
-------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
-------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(4)       0.35%       1.00%       1.00%       0.45%
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                 0.36%       0.36%       0.36%       0.36%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.46%       2.11%       2.11%       1.56%
-------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class             1 Year        3 Years           5 Years         10 Years

Class A shares           $715          $1,010            $1,327           $2,221
--------------------------------------------------------------------------------
Class B shares           $714          $ 961             $1,334           $2,276
--------------------------------------------------------------------------------
Class C shares           $314          $ 661             $1,134           $2,441
--------------------------------------------------------------------------------
Class P shares           $159          $ 493             $850             $1,856
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares           $715          $1,010            $1,327           $2,221
--------------------------------------------------------------------------------
Class B shares           $214          $ 661             $1,134           $2,276
--------------------------------------------------------------------------------
Class C shares           $214          $ 661             $1,134           $2,441
--------------------------------------------------------------------------------
Class P shares           $159          $ 493             $850             $1,856
--------------------------------------------------------------------------------


Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Funds

                                                          Small-Cap Value Series


GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund invests in smaller, less well-known companies with market capitalizations of less than $2 billion which we believe the market undervalues. Under normal circumstances, the Fund will invest at least 65% of its total assets in the stocks of these companies. The Fund chooses stocks using:

     o quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to book value, a company's sales, the value of its assets, its earnings and cash flow

     o fundamental research to evaluate a company's operating environment, resources and strategic plans to assess its prospects for exceeding earnings expectations

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.



MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



Small companies often are younger and less well-established, with a potential to be faster-growing but often more volatile than large companies.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.



Value Stocks, also referred to as bargain stocks, are stocks of companies that appear under- priced according to certain finan- cial measurements of their intrinsic worth or business prospects.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                     The Funds 5

                     Small-Cap Value Series         Symbols:     Class A - LRSCX
                                                                 Class B - LRSBX
                                                                 Class C - LSRCX



PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.



--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1996 - 30.5%
1997 - 36.7%
1998 - -7.4%
1999 -  8.2%


Best Quarter   2nd Q `99  22.9%               Worst Quarter   3rd Q `98   -24.2%
--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                           1 Year         Since Inception(1)
Class A shares                         2.00%              13.83%
--------------------------------------------------------------------------------
Class B shares                         2.50%              10.82%
Class C shares                         6.43%               9.51%
Class P shares                           -                  .55%
--------------------------------------------------------------------------------
Russell 2000(R)Index(2)                21.26%             13.92%(3)
                                                          13.67%(4)
                                                          16.58%(5)
                                                          10.95%(6)
--------------------------------------------------------------------------------

(1) The dates of inception for each Class are: A - 12/13/95; B - 11/15/96; C - 4/1/97; and P - 6/23/99.

(2) Performance for the unmanaged Russell 2000(R) Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/95 - 12/31/99, to correspond with Class A inception date.

(4) Represents total return for the period 11/30/96 - 12/31/99, to correspond with Class B inception date.

(5) Represents total return for the period 3/31/97 - 12/31/99, to correspond with Class C inception date.

(6) Represents total return for the period 6/30/99 - 12/31/99, to correspond with Class P inception date.




6 The Funds

                                                          Small-Cap Value Series

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-----------------------------------------------------------------------------------------------------
Fee Table

-----------------------------------------------------------------------------------------------------
                                              Class A    Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     5.75%       none        none        none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(See "Purchases")                              none(1)     5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.75%       0.75%       0.75%       0.75%
-----------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(4)       0.35%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.44%       0.44%       0.44%       0.44%
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           1.54%       2.19%       2.19%       1.64%
-----------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class              1 Year      3 Years             5 Years        10 Years

Class A shares            $723        $1,033             $1,366           $2,304
--------------------------------------------------------------------------------
Class B shares            $722        $  985             $1,375           $2,359
--------------------------------------------------------------------------------
Class C shares            $322        $  685             $1,175           $2,524
--------------------------------------------------------------------------------
Class P shares            $167        $  517             $  892           $1,944

You would have paid the following expenses if you did not redeem your shares:

Class A shares            $723        $1,033             $1,366           $2,304
--------------------------------------------------------------------------------
Class B shares            $222        $  685             $1,175           $2,359
--------------------------------------------------------------------------------
Class C shares            $222        $  685             $1,175           $2,524
--------------------------------------------------------------------------------
Class P shares            $167        $  517             $  892           $1,944



Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                     The Funds 7

                                Your Investment


PURCHASES
     The Funds offer four classes of shares in this prospectus: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") on Class B and Class C shares as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Share Classes
================================================================================
Class A   o    normally offered with a front-end sales charge

Class B   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o    higher annual expenses than Class A shares

          o    automatically convert to Class A shares after eight years

Class C   o    no front-end sales charge

          o    higher annual expenses than Class A shares

          o a CDSC is applied to shares sold prior to the first anniversary of purchase

Class P   o    available to certain pension or retirement  plans and pursuant to a Mutual Fund Fee Based Program

================================================================================
Front-End Sales Charges - Class A Shares
================================================================================
                                                                   To Compute
                             As a % of          As a % of         Offering Price
Your Investment           Offering Price     Your Investment      Divide NAV by
================================================================================
Less than $50,000             5.75%              6.10%                 .9425
================================================================================
$50,000 to $99,999            4.75%              4.99%                 .9525
================================================================================
$100,000 to $249,999          3.95%              4.11%                 .9605
================================================================================
$250,000 to $499,999          2.75%              2.83%                 .9725
================================================================================
$500,000 to $999,999          1.95%              1.99%                 .9805
================================================================================
$1,000,000 and over       No Sales Charge                             1.0000
================================================================================



NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Company.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C) Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.


8 Your Investment

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.

     o Letters of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letters of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letters of Intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o    purchases under a Mutual Fund Fee Based Program


     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     * These categories may be subject to a CDSC.


     Class A Share CDSC. If you buy Class A shares under one of the starred (O) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans, in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)


     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program


Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation
(Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                               Your Investment 9

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
================================================================================
Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)
On                             Before
================================================================================
                               1st                               5.0%
================================================================================
1st                            2nd                               4.0%
================================================================================
2nd                            3rd                               3.0%
================================================================================
3rd                            4th                               3.0%
================================================================================
4th                            5th                               2.0%
================================================================================
5th                            6th                               1.0%
================================================================================
on or after the 6th(2)                                           None
================================================================================

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder



     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.


     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.





10 Your Investment

SALES COMPENSATION
     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Funds' shares and service its shareholder accounts.

     Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of each Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class of each Fund are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.



OPENING YOUR ACCOUNT
     Minimum initial investment

     o Regular Account                                                   $1,000
--------------------------------------------------------------------------------
     o Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                        $250
--------------------------------------------------------------------------------
     o Uniform Gift to Minor Account                                       $250
--------------------------------------------------------------------------------
     o Invest-A-Matic                                                      $250
--------------------------------------------------------------------------------


     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                              Your Investment 11

     Name of Fund
     P.O. Box 219100
     Kansas City, MO 64121


     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


REDEMPTIONS


     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.


     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.


     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.


     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC," or "Class C share CDSC."


DISTRIBUTIONS AND TAXES
     Each Fund normally pays dividends from its net investment income as follows: semi-annually for Large-Cap Series and annually for Small-Cap Value Series. Each Fund distributes net capital gains (if any) as capital gains distributions at least annually. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.




12 Your Investment

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.



--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You can make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions. Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares


Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          Funds.  Automatic cash  withdrawals will be paid to you from
Plan ("SWP")        your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                    Your shares must be in non-certificate form.


Class B shares      The CDSC will be waived on SWP  redemptions  of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the Fund for assistance in minimizing the CDSC in this situation.


Class B and         Redemption  proceeds  due to a SWP for  Class B and  Class C
C shares            shares  will  be  redeemed  in  the  order  described  under
                    "Purchases."
--------------------------------------------------------------------------------


OTHER SERVICES
     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


     Exchanges. You or your investment professional, may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.


     Reinvestment Privilege. If you sell shares of the Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                              Your Investment 13

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.



MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a fee based on each Fund's average daily net assets for each month. For the fiscal year ended November 30, 1999, the fee paid to Lord Abbett was at an annual rate of 0.75 of 1% for both Large-Cap Series and Small-Cap Value Series.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments.

     Large-Cap Series. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson and Eli Salzmann. Messrs. Morris and Hudson, Partners of Lord Abbett, have been with Lord Abbett for more than five years. Mr. Salzmann joined Lord Abbett in 1997; before that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.


     Small-Cap Value Series. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior member is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996.


14 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds and their risks.


     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.





     Futures Contracts and Options on Futures Contracts. A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. Each Fund may purchase and sell futures contracts and options thereon. Both the Large-Cap Series and the Small-Cap Value Series will not enter into any futures contracts or options thereon, if the aggregate market value of the securities covered by such contracts exceeds 50% of the total assets of the Fund entering into the transaction


     A Fund's ability to enter into financial transactions is limited by certain tax requirements in order to continue to qualify as a regulated investment company.



     Foreign Securities. The Large-Cap Series, and the Small-Cap Value Series will limit their investments in foreign securities to 10% of their respective total assets. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. A Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes and political or social instability which could affect investments in those countries.




     Options Transactions. The Small-Cap Value Series may purchase and write put and call options on securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. The Small-Cap



                                                         For More Information 15

     Value Series may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Small-Cap Value Series will not purchase an option if, as a result of such purchase, more than 20% of its net assets would be invested in premiums for such options.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. The Small-Cap Value Series and the Large-Cap Series may write
     (sell) only "covered" options. This means that the Funds may only sell call options on securities which the Funds own. When a Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. Each Fund will only write "covered" call options on securities having an aggregate market value not to exceed 5% of its gross assets.




     Rights and Warrants. Each Fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, or of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

     The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.


GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional con- cession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored  fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any


16 For More Information

     Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.



RECENT PERFORMANCE


     Large-Cap Series. During 1999, the Fund established and added to positions in stocks that, in our opinion, were undervalued due to investor sentiment rather than deteriorating company fundamentals. A number of positions we established or strengthened in telecommunications, technology and select financial services companies performed well. A slight increase in long-term interest rates, brought on in part by a rise in commodity prices, resulted in markdowns on our electric utility holdings.

     Small-Cap Value Series. In April and May many small-cap stocks performed well, rebounding from their 1998 and first quarter 1999 price levels. This was generally a result of improving investor sentiment and an increased interest in the sector, which had become significantly undervalued as a result of the "flight to quality" that drove investors to large-company stocks and a period of tax-loss selling that put further pressure on



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 17
     small-cap stock prices in 1998. Holdings in the technology and energy sectors turned in strong performance as the market bounced back. We believe that select investments in these areas may provide value, given existing price levels and our current interest rate forecasts.
     During the fourth quarter of 1999, we anticipated that the domestic economy would continue to grow, fueled in part by strong consumer spending. If recovery in Asia also continues, we anticipate that global economic expansion is likely in 2000. With the general rise in interest rates we've experienced since the beginning of 1999, we do not expect inflation to exceed our earlier forecasts. Given these conditions, we believe that value stocks will perform well relative to growth stocks. It is important to note, however, that we work to apply our bottom-up, stock-picking strategy regardless of market conditions because, in our opinion, over the long term, a value-oriented, disciplined approach to investing provides the greatest potential for achieving consistent, above-market returns.



18 For More Information

                                                                Large-Cap Series

                             Financial Information

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Class A Shares                               Class B Shares
                                                     Period Ended November 30,                    Period Ended November 30,
Per Share Operating Performance:          1999     1998     1997     1996     1995       1999       1998       1997     1996(c)

Net asset value, beginning of year      $21.91    $20.08   $17.86   $15.54   $12.79     $21.71     $20.00     $17.83   $15.24
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .08(a)    .15(a)   .08(a)   .270     .42       (.09)(a)  --(a)(e)    (.06)(a)  .12
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                     3.60      2.45     3.21     3.505    3.44       3.58       2.42       3.20     2.66
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          3.68      2.60     3.29     3.775    3.86       3.49       2.42       3.14     2.78
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income     (.10)     (.06)    (.12)    (.57)    (.29)      --         --         (.02)    (.19)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain     (.17)     (.71)    (.95)    (.885)   (.82)      (.17)      (.71)      (.95)    --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year            $25.32    $21.91   $20.08   $17.86   $15.54     $25.03     $21.71     $20.00   $17.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                          16.99%    13.45%   19.87%   26.25%   32.82%     16.21%     12.56%     18.92%   18.39%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
 reimbursements                           1.43%     1.24%    1.52%    0.36%    0.00%     2.11%(f)    2.00%      2.28%    0.59%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
 reimbursements                           1.43%     1.24%    1.52%    0.96%    1.02%       --         --         --      --
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                     .33%      .74%     .42%    2.24%    3.27%      (.35)%     (.01)%    (0.34)%   0.22%(d)
------------------------------------------------------------------------------------------------------------------------------------


                                                              Class C Shares                             Class P Shares
                                                         Period Ended November 30,                  Period Ended November 30,
Per Share Operating Performance:                      1999        1998         1997(c)                       1999(c)

Net asset value, beginning of period                 $21.73       $20.01       $16.90                        $25.09
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                          (.09)(a)     (.01)(a)     (.07)(a)                       .09
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                                  3.58         2.44         3.18                           .21
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.49         2.43         3.11                           .30
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                  --           --           --                            --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                  (.17)        (.71)        --                            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $25.05       $21.73       $20.01                        $25.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                       16.20%       12.61%       18.40%(d)                      1.20%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                              2.11%(f)     2.00%        1.54%(d)                       .92%(f)
 Net investment income (loss)                          (.35)%       (.04)%       (.37)%(d)                      .34%
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Year Ended November 30,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:        1999               1998                1997              1996               1995

Net Assets, end of year (000)           $256,003           $143,153             $69,796           $23,592            $7,549
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   60.59%             99.14%             30.81%            62.25%              37.17%
------------------------------------------------------------------------------------------------------------------------------------


(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Commencement of operations:  August 1, 1996 (Class B); April 1, 1997 (Class
     C); and April 28, 1999 (Class P).

(d)  Not annualized.

(e)  Amount less than $.01.

(f)  The ratio includes expense paid through an expense offset arrangement.


                                                        Financial Information 19

                                                                Large-Cap Series

LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both S&P 500(R) Index and the S&P Barra Value Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

               Class A   ClassA    S&P 500   S&P Barra
               NAV       MAX       Index     Value Index

06/03/92       $10,000   $ 9,426   $10,000   $10,000
11/30/92       $10,599   $ 9,991   $10,702   $10,363
11/30/93       $12,478   $11,761   $11,781   $12,303
11/30/94       $13,502   $12,726   $11,903   $12,283
11/30/95       $17,934   $16,905   $16,299   $16,575
11/30/96       $22,642   $21,342   $20,838   $21,127
11/30/97       $27,142   $25,583   $26,777   $26,425
11/30/98       $30,790   $29,022   $33,118   $29,926
11/30/99       $36,023   $33,954   $40,037   $33,652

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                  1 Year                5 Years                   Life
--------------------------------------------------------------------------------
Class A(3)        10.30%                20.26%                   17.73%
--------------------------------------------------------------------------------
Class B(4)        11.21%                   -                     19.52%
--------------------------------------------------------------------------------
Class C(5)        15.20%                   -                     17.84%
--------------------------------------------------------------------------------
Class P(6)          -                      -                      1.20%
--------------------------------------------------------------------------------




(1)  This reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged S&P 500(R) Index and the S&P Barra Value Index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 6/30/92.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class).

(5) The Class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).

(6) The Class P shares were first offered on 4/28/99. Performance is at net asset value.




20 Financial Information

                                                          Small-Cap Value Series


FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Class A Shares                               Class B Shares
                                                  Period Ended November 30,                    Period Ended November 30,
Per Share Operating Performance:           1999        1998      1997     1996(a)     1999      1998        1997      1996(b)


Net asset value, beginning of period      $14.36     $16.56     $12.01    $10.00      $14.20    $16.44      $12.00    $11.67
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)               (.12)(c)   (.06)(c)    .02(c)    .127       (.22)(c)  (.17)(c)    (.09)(c)   .001
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                1.39      (1.85)      4.53      2.658       1.36     (1.82)       4.53       .329
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.27      (1.91)      4.55      2.785       1.14     (1.99)       4.44       .33
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income       --         --         --        (.075)      --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain       --         (.29)      --        (.700)      --        (.25)       --          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $15.36     $14.36     $16.56    $12.01      $15.34    $14.20      $16.44    $12.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return(d)                             8.84%    (11.71)%    37.89%    28.24%(e)    8.03%   (12.27)%     37.00%     2.84%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and
 reimbursements                             1.52%(f)   1.28%     1.17%      0.01%(e)    2.19%(f)  2.00%       1.86%     0.04%(e)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and
 reimbursements                             1.52%(f)   1.28%     1.17%      1.00%(e)    2.19%(f)  2.00%       1.86%     0.07%(e)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)               (.80)%    (0.37)%     0.10%     1.02%(e)   (1.48)%   (1.09)%     (0.56)%    0.01%(e)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Class C Shares                                Class P Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                 Period Ended November 30,                     Period Ended November 30,
Per Share Operating Performance:           1999           1998            1997(b)                       1999(b)


Net asset value, beginning of period      $14.20          $16.44          $12.81                       $16.41
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(c)                     (.22)           (.17)(c)       (0.05)(c)                     (.06)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                1.36           (1.82)           3.68                         (.72)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.14           (1.99)           3.63                         (.78)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain           --              (.25)           --                           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $15.34          $14.20          $16.44                       $15.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return(d)                             8.03%         (12.27)%         28.34%(e)                    (4.75)%(e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                   2.19%(f)        2.00%           1.25%(e)                      .72%(f)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                       (1.48)%(f)      (1.09)%         (0.30)%(e)                    (.41)%(f)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        Period Ended November 30,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:               1999                1998                      1997                   1996(a)

Net Assets, end of period (000)                $460,549            $515,379                  $435,776                 $8,772
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         83.93%              67.86%                    45.24%                  110.09%
------------------------------------------------------------------------------------------------------------------------------------


(a)  From commencement of operations: December 13, 1995 (Class A).
(b)  Commencement of offering respective class shares:  November 15, 1996 (Class
     B), April 1, 1997 (Class C) and June 23, 1999 (Class P).
(c)  Calculated using average shares outstanding during the period.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e)  Not annualized.
(f)  The ratio includes expenses paid through an expense offset arrangement.



                                                        Financial Information 21

                                                          Small-Cap Value Series


LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Russell 2000(R) Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

               Class A   Class A   Russell 2000
               NAV       MAX       Index

12/13/95       $10,000   $ 9,425   $10,000
11/30/96       $12,824   $12,087   $11,352
11/30/97       $17,683   $16,667   $14,010
11/30/98       $15,611   $14,714   $13,082
11/30/99       $16,993   $16,015   $15,132

--------------------------------------------------------------------------------

             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                        1 Year                   Life
--------------------------------------------------------------------------------
Class A(3)                               2.60%                   12.61%
--------------------------------------------------------------------------------
Class B(4)                               3.03%                    9.14%
Class C(5)                               7.03%                    7.62%
Class P(6)                                 -                     -4.75%
--------------------------------------------------------------------------------


(1)  This reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged Russell 2000(R)Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/95.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 11/15/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of the Class).
(5) The Class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).
(6) The Class P shares were first offered on 6/23/99. Performance is at net asset value.


22 Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  1.99%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan -
100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%

------------------------------------------------------------------------------------------------------------------------------------


                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------


(1) The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.
(2) Reallowance concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.



                                                        Financial Information 23

     More information on these Funds is available free upon request, including:


Annual/Semi-annual Report
     Describes the Funds, lists portfolio holdings and contains a letter from the Funds' manager discussing recent market conditions and each Fund's investment strategies.


Statement of Additional Information ("SAI")
     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Research Fund, Inc.
      Large-Cap Series
      Small-Cap Value Series


     90 Hudson Street
     Jersey City, NJ 07302-3973
--------------------------------------------------------------------------------
     SEC file number: 811-6650


To obtain information:

By telephone.  Call either Fund at:
888-522-2388


By mail.  Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund  documents  can be viewed online or downloaded  from:
SEC www.sec.gov




You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.





lARF-1-400

(4/00)

Lord Abbett
Research Fund

Prospectus


April 1, 2000


Growth Opportunities Fund

[LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please call 800-821-5129 for further information

                               Table of Contents

                              The Fund

            What you should know        Goal                                2
                  about the Fund        Principal Strategy                  2
                                        Main Risks                          2
                                        Performance                         3
                                        Fees and Expenses                   4


                              Your Investment

        Information for managing        Purchases                           5
               your Fund account        Sales Compensation                  7
                                        Opening Your Account                8
                                        Redemptions                         9
                                        Distributions and Taxes             9
                                        Services For Fund Investors         10
                                        Management                          11

                              For More Information

               How to learn more        Other Investment Techniques         12
                  about the Fund        Glossary of Shaded Terms            13
                                        Recent Performance                  14

                              Financial Information

                                        Financial Highlights                15
                                        Line Graph Comparison               16
                                        Compensation For Your Dealer        17


     How to learn more about the        Back Cover
Fund and other Lord Abbett Funds

GOAL

     The Fund's investment objective is capital appreciation.



PRINCIPAL STRATEGY

     To pursue this goal, we invest primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion. The Fund uses a growth style of investing which means that we favor companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the Fund will invest at least 65% of its total assets in growth company stocks.

     Typically, in choosing stocks, we look for mid-sized companies using:

     o quantitative research to identify companies with superior growth possibilities

     o fundamental research to identify companies likely to produce superior returns over a two to five year time frame, by analyzing the dynamics in each company within its industry and within the economy

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in cash equivalents. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



We or the Fund refers to the Lord Abbett Growth Opportunities Fund, a portfolio of Lord Abbett Research Fund, Inc. (the "Company").



About the Fund. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. It strives to reach its stated goal although, as with all mutual funds, cannot guarantee results.

Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high-level. They tend to be more volatile than slower-growing value stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Fund

                           Growth Opportunities Fund   Symbols:  Class A - LMGAX
                                                                 Class B - LMGBX
                                                                 Class C - LMGCX



PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

1996 - 23.7%
1997 - 30.9%
1998 - 13.4%
1999 - 58.0%

Best Quarter   4th Q `99  46.2%               Worst Quarter   3rd Q `98   -20.7%

--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.
--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                                      1 Year       Since Inception(1)
Class A shares                                   49.00%             27.31%
--------------------------------------------------------------------------------
Class B shares                                   52.45%             84.41%
Class C shares                                   56.19%             87.16%
Russell Mid-Cap Growth Index ("RMCG Index")(2)   51.29%             25.23%(3)
                                                                    64.10%(4)
--------------------------------------------------------------------------------
S&P Mid-Cap 400 Index(2)                         14.72%             20.50%(3)
                                                                    29.33%(4)
--------------------------------------------------------------------------------

(1) The date of inception for Class A - 8/1/95; Class B - 10/16/98; and Class C
    - 10/19/98. In September of 1998, the Fund's investment philosophy was amended to provide the Fund the flexibility to pursue capital appreciation through a growth-oriented strategy.

(2) Performance for the unmanaged RMCG Index and the S&P Mid-Cap 400 Index does not reflect transaction costs or management fees. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 8/31/95 - 12/31/99, to correspond with Class A inception date.
(4) Represents total return for the period 10/31/98 - 12/31/99, to correspond with Class B and Class C inception date.




                                                                      The Fund 3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


-----------------------------------------------------------------------------------------
Fee Table
-----------------------------------------------------------------------------------------
                                              Class A   Class B(2)    Class C     Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------
(as a % of offering price)                     5.75%       none        none        none
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(see "Purchases")                               none(1)    5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from Fund assets)
(as a % of average net assets)(3)
-----------------------------------------------------------------------------------------
Management Fees (See "Management")             0.90%       0.90%       0.90%       0.90%
-----------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------
Other Expenses                                 0.40%       0.40%       0.40%       0.40%
-----------------------------------------------------------------------------------------
Total Operating Expenses                       1.65%       2.30%       2.30%       1.75%
-----------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.
(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.
(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class                1 Year        3 Years        5 Years         10 Years

Class A shares               $733         $1,065        $1,420            $2,417
--------------------------------------------------------------------------------
Class B shares               $733         $1,018        $1,430            $2,473
--------------------------------------------------------------------------------
Class C shares               $333         $  718        $1,230            $2,636
--------------------------------------------------------------------------------
Class P shares               $178         $  551        $  949            $2,062
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares               $733         $1,065        $1,420            $2,417
--------------------------------------------------------------------------------
Class B shares               $233         $  718        $1,230            $2,473
--------------------------------------------------------------------------------
Class C shares               $233         $  718        $1,230            $2,636
--------------------------------------------------------------------------------
Class P shares               $178         $  551        $  949            $2,062



Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.



4 The Fund

                                                                 Your Investment

PURCHASES


     The Fund offers four classes of shares in this prospectus: Classes A, B ,C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV, in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") on Class B and Class C shares as described below.s


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

 Class A  o    normally offered with a front-end sales charge

 Class B  o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o    higher annual expenses than Class A shares

          o    automatically converts to Class A shares after eight years

 Class C  o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the first anniversary of purchase

          o    higher annual expenses than Class A shares

 Class P  o    available to certain pension or retirement  plans and pursuant to a Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                    To Compute
                             As a % of           As a % of        Offering Price
Your Investment           Offering Price      Your Investment     Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%               6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%               4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.75%               3.90%                .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%               2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          2.00%               2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                             1.0000
--------------------------------------------------------------------------------


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Company.



                                                               Your Investment 5

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Letters of Intention -- A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.



     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o    purchases under a Mutual Fund Fee Based Program

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.



     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     * These categories may be subject to a CDSC.

     Class A Share CDSC. If you buy Class A shares under one of the starred (O) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the Fund normally will collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation (Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account"


6 Your Investment

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                               5.0%
--------------------------------------------------------------------------------
1st                            2nd                               4.0%
--------------------------------------------------------------------------------
2nd                            3rd                               3.0%
--------------------------------------------------------------------------------
3rd                            4th                               3.0%
--------------------------------------------------------------------------------
4th                            5th                               2.0%
--------------------------------------------------------------------------------
5th                            6th                               1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                           None
--------------------------------------------------------------------------------


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.

     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.



SALES COMPENSATION


     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution



CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C) investors.


                                                               Your Investment 7
     fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class are .35% of Class A shares, 1.00% of Class B and Class C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.




OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     o Regular Account                                                $1,000
--------------------------------------------------------------------------------
     o Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                     $250
--------------------------------------------------------------------------------
     o Uniform Gift to Minor Account                                    $250
--------------------------------------------------------------------------------
     o Invest-A-Matic                                                   $250
--------------------------------------------------------------------------------

     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     Lord Abbett Growth Opportunities Fund
     P.O. Box 219100
     Kansas City, MO 64121

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.



8 Your Investment

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES


     The Fund normally pays dividends from its net investment income annually and distributes net capital gains (if any) as "capital gains distributions" annually. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemptions or exchanges of your shares.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.




                                                               Your Investment 9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move            You   may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          funds.  Automatic cash  withdrawals will be paid to you from
Plan ("SWP")        your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on  redemptions  of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption  proceeds  due to a SWP for  Class B and  Class C
C shares            shares will be redeemed in the order  described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------
OTHER SERVICES


     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.


     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


10 Your Investment

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to a management fee at an annual rate of .90% of 1% of the Fund's average daily net assets. The fee is calculated and payable monthly. For the fiscal year ended November 30, 1999, Lord Abbett waived its management fee and subsidized a portion of the other expenses. The Fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses teams of portfolio managers and analysts acting together to manage the Fund's investments. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior member is Frederic D. Ohr. Mr. McGruder has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment advisory company, from 1988 to 1995. Mr. Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was a Vice President and Senior Analyst with Chase Asset Management from 1991 to 1998.





                                                              Your Investment 11

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     Adjusting Investment Exposure. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, currency exchange contracts, indexed securities, and rights and warrants. The Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     Foreign Securities. The Fund may invest up to 10% of its assets in foreign securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Options Transactions. The Fund may purchase and write put and call options on securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. The Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its net assets would be invested in premiums for such options.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. The Fund may write (sell) only "covered" options. This means that the Fund may only sell call options on securities which the Fund owns. When the Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.The Fund may write covered call options on securities having an aggregate market not to exceed 5% of its assets.



12 For More Information

     Risks of Options Transactions. Transactions in options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the portfolio managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares, or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares ex-changed from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.


                                                         For More Information 13


     Similarly, if (for example) a redemption request is made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual; (2) an individual and his or her spouse and children under the age of 21; and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


RECENT PERFORMANCE


     The stock market rebounded sharply in the fourth quarter of 1999 with stocks of small- and mid-sized growth companies asserting their leadership versus large company growth stocks. Despite their strong fourth quarter rally, small- and mid-cap stocks remained relatively cheap on a price-to-earnings basis, often trading at a discount to large-cap stocks. In addition, the average small- and mid-cap growth company offered higher rates of expected earnings growth than the average large-cap company, confirming the opportunities that exist in this segment of the market.

     During 1999, we focused on increasing portfolio diversification both across and within sectors. The Fund's investments in technology companies continued to be significant positive contributors. The Fund's technology holdings included companies from many diverse areas, such as telecommunications services, software developers, and select equipment manufacturers. We increased our emphasis on technology-related companies, all of which turned out strong performances during the fourth quarter. The ever-increasing demand for wireless communication services and products and increased broadband access has benefited several of the portfolio's major holdings.

     Stock performance for many companies in the financial and healthcare services sectors continued to be disappointing, but the Fund was not hurt significantly, as our weightings in these sectors has been relatively moderate. While healthcare services companies continued to suffer from government and managed care-mandated price reductions, select pharmaceutical companies entered into a new era of profitability as new products were introduced to the market.




GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


14 For More Information

                             Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Period Ended November 30,
Per Share Operating Performance:                    1999             1998             1997            1996            1995(c)

Net asset value, beginning of period              $12.58            $16.18           $12.84         $10.18           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               .04(e)            .15              .23            .30              .10
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                               6.27               .09             3.39           2.50              .08
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    6.31               .24             3.62           2.80              .18
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income               --                (.37)            (.28)          (.12)            --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain               --               (3.47)            --             (.02)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $18.89            $12.58           $16.18         $12.84           $10.18
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                    50.04%             5.71%           28.90%         27.81%            1.80%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursements       .41%             0.02%             .00%           .00%            0.00%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursements      1.64%             1.60%            1.58%          2.39%            1.20%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               .25%             1.14%            1.69%          2.67%            1.04%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                        Class B Shares                                    Class C Shares
                                                   Period Ended November 30,                         Period Ended November 30,
Per Share Operating Performance:                    1999           1998(c)                            1999            1998(c)

Net asset value, beginning of period              $12.57            $10.41                          $12.59           $10.70
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                              (.06)(e)        --(a)                             (.06)(e)       --(a)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
 gain on investments                                6.27              2.16                            6.23             1.89
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    6.21              2.16                            6.17             1.89
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $18.78            $12.57                          $18.76           $12.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                    49.32%            20.75%(d)                       49.01%           17.66%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursements      1.07%             0.13%(d)                        1.07%            0.13%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursements      2.30%             0.34%(d)                        2.30%            0.34%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                       (.40%)           (0.08)%(d)                       (.40%)          (0.10)%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Period Ended November 30,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:                 1999              1998             1997           1996            1995(c)

Net Assets, end of year (000)                     $59,647           $4,723           $1,672         $1,462            $968
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           104.87%           136.81%          52.86%         30.78%            1.55%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Amount less than $.01.
(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.
(c) Commencement of operations: August 1, 1995 (Class A); October 16, 1998 (Class B); and October 19, 1998 (Class C).
(d)  Not annualized.
(e)  Calculated using average shares outstanding during period.




                                                        Financial Information 15

LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the RMCG Index and the S&P Mid-Cap 400 Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
               Class A   Class A   RMCG      S&P Mid Cap
               NAV       MAX       Index     400 Index
 09/01/95      10000      9425     10000      10000
 11/30/95      10180      9595     10524      11963
 11/30/96      13011     12263     12581      14208
 11/30/97      16772     15808     14962      18109
 11/30/98      17729     16709     16189      19992
 11/30/99      26600     25071     23040      21518

================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                        1 Year                   Life
--------------------------------------------------------------------------------
Class A(3)                              41.40%                   23.62%
--------------------------------------------------------------------------------
Class B(4)                              44.32%                   68.92%
--------------------------------------------------------------------------------
Class C(5)                              48.01%                   72.15%
--------------------------------------------------------------------------------



(1)  This reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each of the unmanaged indices does not reflect any fees or expenses. The performance of each of the indices begins on 8/01/95.
(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1999, using the SEC-required uniform method to compute such return. In September of 1998, the Fund's investment philosophy was amended to provide the Fund the flexibility to pursue capital appreciation through a growth-oriented strategy.
(4) The Class B shares were first offered on 10/15/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).
(5) The Class C shares were first offered on 10/15/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).



16 Financial Information

COMPENSATION FOR YOUR DEALER

------------------------------------------------------------------------------------------------------------------------------------
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan -
100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%

------------------------------------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.
(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.



                                                        Financial Information 17

     More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Fund, lists portfolio holdings and contains a letter from the
     Fund's  manager   discussing   recent  market  conditions  and  the  Fund's
     investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies.  A current SAI is on
     file  with  the   Securities  and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Growth Opportunities Fund


     90 Hudson Street
     Jersey City, NJ 07302-3973
     --------------------------
     SEC file number: 811-6650


To obtain information:

By telephone.  Call the Fund at:
800-426-1130

By mail.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LAGOF-1-400
(4/00)

LORD ABBETT


Statement of Additional Information                                April 1, 2000


                         Lord Abbett Research Fund, Inc.
                                Large-Cap Series
                      Lord Abbett Growth Opportunities Fund
                             Small-Cap Value Series


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. The Lord Abbett Growth Opportunities Fund is a separate Prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectuses dated April 1, 2000.





Shareholder inquiries should be made by directly writing to a Fund or by calling 800-821-5129. The Annual Reports to Shareholders are available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



                     TABLE OF CONTENTS                                   PAGE


                     1.       Investment Policies                          2
                     2.       Directors and Officers                      11
                     3.       Investment Advisory and Other Services      15
                     4.       Portfolio Transactions                      16
                     5.       Purchases, Redemptions
                              and Shareholder Services                    18
                     6.       Past Performance                            26
                     7.       Taxes                                       27
                     8.       Information About The Company               29
                     9.       Financial Statements                        29

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company has three funds, Large-Cap Series, Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund"), and Small-Cap Value Series (individually, "we" or the "Fund") (collectively, the "Funds") which are offered in this Statement of Additional Information. The Large-Cap Series, the Small-Cap Value Series and the Growth Opportunities Fund each have five classes of shares (A, B, C, P and Y). Only shares of classes A, B, C, and P are offered by this Statement of Additional Information. All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.



                                       1.
                               Investment Policies

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without the approval of the holders of a majority of a Fund's respective shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

Non-Fundamental Investment Restrictions. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), deemed to be liquid by the Board of Directors;

     (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Company or by one or more partners or members of the Funds' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectuses and Statements of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares.


Portfolio Turnover. For the fiscal year ended November 30, 1999, the portfolio turnover rate was 60.59% for the Large-Cap Series; 83.93% for Small-Cap Value Series; and 104.87% for Growth Opportunities Fund.

INVESTMENT TECHNIQUES


Each Fund intends to use, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants and covered call options. While some of these techniques involve risk when used independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

Closed-end Investment Companies. Each Fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a Fund and the closed-end investment company both charge a management fee. No more than 5% of each Fund's gross assets may be invested in closed-end investment companies.

Call Options On Stock. Each Fund may, from time to time, write call options on their portfolio securities. Each Fund may write only call options which are "covered," meaning that a Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, each Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and a Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." Each Funds' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the a Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of their gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

Each Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. Each Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

Generally, each Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in a Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, a Fund will generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.


One reason for a Fund to write call options is as part of a "sell discipline." If each Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, a Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, each Fund would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the investment adviser, the market price of a stock is overvalued and it should be sold, each Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case a Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, a Fund would, in effect, have increased the selling price of the stock. A Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Debt  Securities.  Each  Fund may  invest  in bonds  or other  debt  securities.
However, not more than 5% of its assets will be invested in high yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.

Financial Futures Contracts. The Large-Cap Series and the Growth Opportunities Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by either's outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by the Fund entering into the contract would exceed 50% of its total assets.


Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time they enter into a futures contract, it is required to deposit with the custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce our return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.


Foreign Currency Hedging Techniques. The Small-Cap Value Series and Growth Opportunities Fund may also use foreign currency hedging techniques. Although they do not normally engage in extensive currency hedging, they may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If a Fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Under some circumstances, a Fund may commit a substantial portion of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect a Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and a Fund's return could be reduced.


Foreign Currency Put And Call Options. The Small-Cap Value Series and the Growth Opportunities Fund also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives a Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. The premiums paid for such currency put options will not exceed 5% of the net assets of a Fund. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of a Fund's net assets. The face value of such currency call option writing or cross-hedging may not exceed 90% of the value of the securities denominated in such currency, and invested in to cover such call writing or to be crossed.

A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from a Fund a currency at the exercise price until the expiration of the option. A Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Fund or in such cross currency (referred to above) to cover such call writing.

Each Fund's custodian will segregate cash or permitted securities belonging to the Fund in an amount not less than that required by SEC Release 10666 and related policies with respect to the Fund's assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Fund. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options, forward foreign currency contracts and cross hedges.



Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Small-Cap Value Series and the Growth Opportunities Fund expect to enter into forward foreign currency contracts in primarily two circumstances. First, when either Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the investment adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, a Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency or, in the alternative, a Fund may use a cross-hedging technique whereby it sells another currency which a Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. A Fund does not intend to enter into such forward contracts under this second circumstance on a regular basis.

Illiquid Securities. Each Fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the Fund would like. Each Fund may invest up to 15% of its assets in illiquid securities.


Lending Of Portfolio Securities. Although each Fund has no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of a Fund's gross assets.

Limitations On The Purchases And Sales Of Stock Options, Options On Stock Indices And Stock Index Futures. The Small-Cap Value Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Value Series is obligated as a writer. The Fund will not (a) write puts having an aggregate exercise price greater than 25% of its total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Options And Financial Futures Transactions. The Large-Cap Series and the Growth Opportunities Fund may engage in options and financial futures transactions in accordance with their investment objective and policies. Although each Fund is not currently employing such options and financial futures transactions, they may engage in such transactions in the future if it appears advantageous to the investment adviser to do so, in order to cushion the effects of fluctuating interest rates and adverse market conditions. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with the custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by a Fund. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event it intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case a Fund would lose the premium paid therefor.

Put Options On Stock. The Small-Cap Value Series may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Value Series has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the investment adviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the investment adviser wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Value Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Value Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Value Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

The Small-Cap Value Series may only write covered put options to the extent that cover for such options does not exceed 25% of its net assets. The Small-Cap Value Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.


Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Rights And Warrants. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the NYSE or American Stock Exchange in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.


Risks Of Transactions In Stock Options. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Value Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Value Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks Of Options On Indices. The Small-Cap Value Series' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Value Series' will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Value Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Value Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Value Series. It is the Small-Cap Value Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Value Series will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.


Rule 144A Securities. Each Fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few month of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Fund's liquidity during period of decreased market interest in such securities.


Segregated Accounts. To the extent required to comply with Securities and Exchange Commission Release 10666 and subsequent interpretation thereof by the Commission or its staff, when purchasing a futures contract, or writing a put option, the Large-Cap Series and the Growth Opportunities Fund will maintain in a segregated account at the custodian bank in liquid high grade debt obligations, such as cash and U.S. Government Securities to cover its position.

Segregated Accounts. If the Small-Cap Value Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Value Series has not written a stock call option and which has not been hedged by the Small-Cap Value Series by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Small-Cap Value Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Value Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Value Series writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Value Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Small-Cap Value Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Value Series in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph. In instances involving the purchase of stock index futures contracts by the Small-Cap Value Series, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Value Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small-Cap Value Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.


Short Sales. The Small-Cap Value Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Small-Cap Value Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.


Special Risks Of Writing Calls On Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Value Series will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Small-Cap Value Series' portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Value Series in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Value Series has other liquid assets that are sufficient to satisfy the exercise of a call, the Small-Cap Value Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Value Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Value Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Small-Cap Value Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Value Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Value Series would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Value Series has written is "covered" by an index call held by the Small-Cap Value Series with the same strike price, the Small-Cap Value Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Value Series exercises the call it holds or the time the Small-Cap Value Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks Of Purchasing Puts And Calls On Indices. If the Small-Cap Value Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Value Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Stock Index Futures. The Small-Cap Value Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Value Series' portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Value Series' net assets.

Stock Index Options. Except as describe below, the Small-Cap Value Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Value Series writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


When-Issued or Delayed Delivery Securities. The Small-Cap Value Series and the Growth Opportunities Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The Fund may do this in an effort to buy or sell the securities at an advantageous price or yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.


                                       2.
                             Directors And Officers


The Company's Board of Directors is responsible for the management of the business and affairs of each Fund.

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President

Mr. Dow is an "interested person" as defined in the Act.

The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Director
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company. Age 61.

Robert B. Calhoun, Jr., Director
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Director
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Director
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Director
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Director
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.

Thomas J. Neff, Director
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                 For the Fiscal Year Ended November 30, 1999
         (1)                        (2)                       (3)                       (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1998
                                                     Accrued by the             Total Compensation
                           Aggregate                 Company and                Paid by the Company and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Company/1             Funds/2                    Funds/3
----------------           -------------             -------                    -----
E. Thayer Bigelow          $                         $17,622                    $57,720
William H.T. Bush          $                         $15,846                    $58,000
Robert B. Calhoun, Jr.     $                         $12,276                    $57,000
Stewart S. Dixon           $                         $32,420                    $58,500
John C. Jansing            $                         $41,108/4                  $57,250
C. Alan MacDonald          $                         $26,763                    $57,500
Hansel B. Millican, Jr.    $                         $37,822                    $57,500
Thomas J. Neff             $                         $20,313                    $59,660


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees may be deferred at the option of a director/trustee under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

     The amounts of the aggregate compensation payable by the Large-Cap Series as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,062; Mr. Calhoun, $626; Mr. Dixon, $509; Mr. Jansing, $852; Mr. MacDonald, $462; Mr. Millican, $1,474; Mr. Bush, $23; and Mr. Neff, $1,187. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1999, each would own, the following: Mr. Bigelow, $1,062; Mr. Calhoun, $626; Mr. Dixon, $3,928.74; Mr. Jansing, $37,014.10; Mr. MacDonald, $462; Mr. Millican, $1,474;
Mr. Bush, $23; and Mr. Neff, $1,187.

     The amounts of the aggregate compensation payable by the Growth Opportunities Fund as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $32; Mr. Calhoun, $31; Mr. Dixon, $0; Mr. Jansing, $30; Mr. MacDonald, $0; Mr. Millican, $31; and Mr. Neff, $310. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1999, each would own, the following: Mr. Bigelow, $32; Mr. Calhoun, $31 Mr. Dixon, $0; Mr. Jansing, $14,958.72; Mr. MacDonald, $0; Mr. Millican, $31; and Mr. Neff, $310.

     The amounts of the aggregate compensation payable by the Small-Cap Value Series as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,090; Mr. Calhoun, $2,084; Mr. Dixon, $158; Mr. Jansing, $2,503; Mr. MacDonald, $482; Mr. Millican, $2,713; Mr. Bush, $82; and Mr. Neff, $2,713. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1999, each would own, the following: Mr. Bigelow, $3,090; Mr. Calhoun, $2,084; Mr. Dixon, $158; Mr. Jansing, $2,503; Mr. MacDonald, $482; Mr. Millican, $2,713; Mr. Bush, $82; and Mr. Neff, $2,713.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended November 30, 1999.

3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Hudson, McGruder, Morris, Towle, and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Company.

Executive Vice Presidents:

Robert P. Fetch, age 47.

W. Thomas Hudson, Jr., age 58.

Robert G. Morris, age 55.

Stephen J. McGruder, age 56 (with Lord Abbett since 1995; formerly Vice President of Wafra Investment Advisory Group).

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management).


Vice Presidents:

Joan Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP).

Zane E. Brown, age 48.

Daniel E. Carper, age 48.

Paul A. Hilstad, age 57 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.).

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.).

Gregory M. Macosko, age 53 (with Lord Abbett since 1996; formerly Portfolio Manager and Analyst at Royce Associates).

A. Edward Oberhaus, age 40.

Tracie E. Richter, age 32 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999,
Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associates of Goldman Sachs);

John J. Walsh, age 64.

Treasurer:
Donna M. McManus, age 39, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Funds' By-Laws provide that they shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Funds.


As of March 23, 2000 our officers and directors, as a group, owned more than 1% of the Large-Cap Series' outstanding shares. As of the same date, there was one record holder of 5% or more of the Large-Cap Series' outstanding shares:
         Edward Jones & Co.         49.8%.
         ATTN:  Mutual Fund
         Shareholder Accounting
         201 Progress Way
         Maryland Hts. MO 63043

As of March 23, 2000, our officers and directors, as a group, owned less than 1% of the Growth Opportunities Fund's outstanding shares. As of the same date, there were two record holders of 5% or more of the Growth Opportunities Fund's outstanding shares:
         Edward Jones & Co.         48.1%.

         MLPF& S                     7.8%
         f/b/o its Customers
         4800 Deer Lake Dr.
         Jacksonville, FL

As of March 23, 2000, our officers and directors, as a group, owned less than 1% of the Small-Cap Value Series' outstanding shares. As of the same date, there were two record holder of 5% or more of the Small-Cap Value Series' outstanding shares:

         Edward Jones & Co.         20.3%

         MLPF&S                     36.6%




                                       3.
                     Investment Advisory And Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Company's investment manager. Eight of the general partners of Lord Abbett are officers and/or directors of the Company and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, and John J. Walsh.


The other general partners of Lord Abbett who are neither officers nor directors of the Company are: Stephen I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, Michael B. McLaughlin, Robert J. Noelke, Mark R. Pennington, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of Large-Cap Series' and Small-Cap Value Series' and
 .90 of 1% of Growth Opportunities Fund's average daily net assets. In addition we are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association
membership  dues,  legal  and  auditing  fees,  taxes,   transfer  and  dividend
disbursing  agent  fees,  shareholder  servicing  costs,  expenses  relating  to
shareholder  meetings,  expenses  of  preparing,   printing  and  mailing  stock
certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended November 1999, 1998, and 1997, Lord Abbett received $1,498,289, $768,547, and $334,394, respectively, in management fees with respect to the Large-Cap Series.

For the fiscal year ended November 30, 1997, the management fee was .75 of 1% and was waived by Lord Abbett with respect to the Growth Opportunities Fund and, except for this waiver, would have amounted to $10,844. On September 15, 1998, the Fund's shareholders voted to raise the management fee to .90 of 1%. This fee was also waived. The management fee for the fiscal years ended November 30, 1999 and 1998, except for this waiver, would have amounted to $159,804 and $16,316, respectively.

For the fiscal years ended November 30, 1999, 1998, and 1997, Lord Abbett received $3,562,324, $4,270,210, and $1,075,019, respectively in management fees with respect to Small-Cap Value Series.

Each Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Funds.


The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Company and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds including the examination of financial statements included in our Annual Report to Shareholders.


United  Missouri  Bank of Kansas  City,  N.A.,  Tenth and  Grand,  Kansas  City,
Missouri, acts as the transfer agent and dividend disbursing agent for the Funds.


                                       4.
                             Portfolio Transactions


The Company's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred. When, in the opinion of the investment adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of a Fund or who have provided investment research, statistical, or other related services to the investment adviser.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


For the fiscal years ended November 30, 1997, 1998 and 1999 we paid total commissions to independent broker-dealers of $88,234, $321,279 and $395,908 for the Large-Cap Series, respectively. For the fiscal years ended November 30, 1997, 1998, and 1999, we paid total commissions to independent broker-dealers of $1,812,425, $1,564,340 and $1,492,501, respectively, for the Small-Cap Value Series. For the fiscal years ended November 30, 1997, 1998, and 1999, we paid total commissions to independent broker-dealers of $3,687, $12,741 and $91,960 for the Growth Opportunities Fund, respectively.

                                       5.
                             Purchases, Redemptions
                            And Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Company values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.


For each class of shares the net asset value will be determined by taking the net asset value and dividing by the shares outstanding).

The maximum offering price of Class A shares of each Fund on November 30, 1999 was computed as follows:

                                                              Small-Cap        Growth
                                                Large-Cap     Value            Opportunities
Net asset value per share (net assets
divided by shares outstanding)                  $25.32        $15.63           $18.89

Maximum offering price per share
(net asset value divided by .9425)              $26.86        $16.58           $20.04

The Company on behalf of the Funds has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell the shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For  the  last  three  fiscal  years  Lord  Abbett,   as  the  Funds'  principal
underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

Large-Cap Series
                                           Year Ended November 30,
                                 1999           1998              1997
                                 ----           ----              ----

Gross sales charge               $1,988,420     $1,508,922        $1,005,548
Amount allowed to dealers        $1,696,099     $1,294,173        $  864,739
                                 ----------     ----------        ----------

Net commissions received
by Lord Abbett                   $292,321         $214,749        $  140,809
                                 --------         --------        ----------

Small-Cap Value Series

                                           Year Ended November 30
                                   1999           1998                1997
                                   ----           ----                ----
Gross sales charge                 $392,031       $3,448,187          $7,021,169
Amount allowed to dealers          $335,370       $2,980,530          $6,026,914
                                   --------       ----------          ----------

Net commissions received
by Lord Abbett                     $ 56,661       $467,657            $  994,255
                                   --------       ---------           ----------


Growth Opportunities Fund

                                         Year Ended November 30
                                   1999           1998
                                   ----           ----
Gross sales charge                 $809,755     $29,725
Amount allowed to dealers          $687,962     $25,363
                                   --------     -------
Net commissions received
by Lord Abbett                     $121,793     $ 4,362
                                   --------     -------



Conversion Of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Alternative Sales Arrangements

Classes of Shares. The Funds offer investors four different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.


Class A Shares. If you buy Class A shares you pay an initial sales charge, unless your purchase meets one of the following conditions: (i) your purchase is for $1 million or more in one or more Lord Abbett-sponsored funds; (ii) you purchase through an employer-sponsored retirement plan (a "Retirement Plan") with at least 100 eligible employees under the Internal Revenue Code (which excludes Individual Retirement Accounts); or (iii) you purchase through a "special retirement program" which is a certain type program sponsored by an institution or other entity permitted to receive service and/or distribution fees under a Rule 12b-1 Plan (an "Authorized Institution"). The program must also have one or more characteristics distinquishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans. However, if you meet a condition which allows you to purchase Class A shares without an initial sales charge, but you redeem any of those shares within 24 months after the month in which you buy them, you pay the Fund a contingent deferred sales charge ("CDSC") of 1%. There is an exception to the CDSC for redemptions under a special retirement wrap program. Class A shares of the Large-Cap Research Fund are subject to service and distribution fees that are currently estimated to total annually approximately .23 of 1% of the annual net asset value of the Class A shares. Class A shares of the Growth Opportunities Fund are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. Class A shares of the Small-Cap Value Fund are subject to service and distribution fees that are currently estimated to total annually approximately .31 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the sections below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own your shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the sections below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the sections below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the section below. Class P shares are available to a limited number of investors.


Which Class Of Shares Should You Choose? Once you decide which Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Funds' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Funds. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect To Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing For The Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under a Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences In Account Features That Matter To You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments To My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Rule 12b-1 Plans

Class A, B, C, and P. As described in the Prospectus, the Company has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Company.

The fees payable under the A Plan, B Plan, C Plan, and P Plan are described in the Prospectus. For the fiscal year ended November 30, 1999, the fees paid to dealers under the A Plan for the Large-Cap Series was $459,880; for the Growth Opportunities Fund $45,762; and for the Small-Cap Value Series $676,312.

For the fiscal year ended November 30, 1999, the fee paid to dealers under the B Plan for the Large-Cap Series was $534,727; for the Growth Opportunities Fund $23,804; and for the Small-Cap Value Series $1,733,727.

For the fiscal year ended November 30, 1999, the fee paid to dealers under the C Plan for the Large-Cap Series was $123,491; for the Growth Opportunities Fund $18,664; and for the Small-Cap Value Series $528,749.


Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable Class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class, and: (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) shares held on or after the sixth anniversary of their purchase; and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                   Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted       on Redemptions (As % of Amount Subject to Charge)
Before the 1st.......................................................  5.0%
On the 1st, before the 2nd...........................................  4.0%
On the 2nd, before the 3rd...........................................  3.0%
On the 3rd, before the 4th...........................................  3.0%
On the 4th, before the 5th...........................................  2.0%
On the 5th, before the 6th...........................................  1.0%
On or after the 6th anniversary......................................  None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.


Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to a Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of a Fund's Class C shares.


General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSC's for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett
Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.


The other funds that participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems: (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value; (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions); or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares), for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable: (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC; and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ); (ii) GSMMF; or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.


Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, and Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which are not available to new investors of the type requesting the exchange.


Letter of Intention. Under the terms of the Letter of Intention, as described in the Prospectus, you may invest $50,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on a Fund to sell, the full amount indicated.

Rights Of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.


Net Asset Value Purchases Of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors/trustees and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value: (a) at $1 million or more; (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF; (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest; (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund advisory program"); (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds; (f) through Retirement Plans with at least 100 eligible employees; (g) in connection with a merger, acquisition or other reorganization; and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund advisory program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have business relationships.


Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an Eligible Guarantor, which is any broker or bank that is a member of the medallion stamp program. See the Prospectus for expedited redemption procedures.


The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, select the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.


Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B shares redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       6.
                                Past Performance


Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation described above, the following table indicates the average annual compounded rates of total return for each Fund, per class, for one year, five years, ten years, or since inception where applicable. Past performance is not indicative of future results.


                                                            Since
                          1 Year     5 Year    10 Year      Inception
                          ------     ------    -------      ---------
Large-Cap Series
Class A shares            10.30%      20.26%     -          17.73% (11/30/95)
Class B shares            11.21%       -         -          19.52% (08/01/96)
Class C shares            15.20%       -         -          17.84% (04/01/97)
Class P shares              -                                7.45% (04/28/99)

Small-Cap Value Series
Class A shares            2.60%        -         -          12.61% (12/13/95)
Class B shares            3.03%        -         -           9.14% (11/15/96)
Class C shares            7.03%        -                     7.62% (04/01/97)
Class P shares             -                                 4.75% (06/23/99)

Growth Opportunities
Class A shares           41.40%        -         -          23.62% (08/01/95)
Class B shares           44.32%        -         -          68.92% (10/16/98)
Class C shares           48.01%        -         -          72.15% (10/19/98)
Class P shares             -           -         -            -


Each Fund's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of : (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends; and (ii) the Fund's maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes


Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to share-holders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its investment income and distributions of its net realized long-term capital gains are taxable to its shareholders as ordinary income and capital gains, respectively, whether such dividendeds or distributions are received in cash or reinvested in additional shares of the Fund. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon a sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Funds may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may be subject to foreign withholding taxes, which would reduce the yield on their investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.

Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment company, even if such amount were not distributed to such Fund. Alternatively, if a Fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gain or loss with respect to the investment would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       8.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company
Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


Rule 18f-2 under the Investment Company Act, as amended (the "Act"), provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.



                                       9.
                              Financial Statements

The financial statements for the fiscal year ended November 30, 1999 with respect to Large-Cap Series; Small-Cap Value Series, and Lord Abbett Growth Opportunities Fund,-and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Reports to Shareholders of the Lord Abbett Research Fund, Inc. are incorporated herein by reference to such financial statements and reports in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 27 (the "Amendment") to the Lord Abbett Research Fund, Inc.'s (the "Registrant") Registration Statement relates to Large-Cap Series, Lord Abbett Growth Opportunities Fund, and Small-Cap Value Series (collectively the "Funds") - Classes A, B, C, and P.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectus and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments tot he Registrant's Registration Statement as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485 (d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                            Post-Effective
                                            Amendment
                                            ---------

         Large-Cap Series                   26

         Lord Abbett
         Growth Opportunities               26

         Small-Cap Value Series             26


Item 23    Exhibits

     (a) Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.

     (b) By-Laws. Incorported by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on 1/29/99.

     (c) Instruments Defining Rights of Security Holders. Incorporated by Reference. (d) Investment Advisory Contracts. Management Agreement. Incorporated by reference to Post- Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.

     (e) Underwriting Contracts. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on 3/31/95.

     (f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to the Lord Abbett Equity Fund (File No. 811-7538) filed on 9/22/94.

     (g)  Custodian Agreements. Incorporated by Reference.

     (h)  Other Material Contracts. Incorporated by Reference.

     (i)  Consent to Legal Opinion. Filed herewith.

     (j)  Consent of Independent Auditors. Filed herewith.

     (k) Omitted Financial Statements. Incorporated by reference to the Registrant's Annual Report to Shareholders, dated November 30, 1999 on Form N-30D (Accession No. 0000887194-00-000002).

     (l)  Initial Capital Agreements. Incorporated by Reference.

     (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97.

     (n) Financial Data Schedule. Incorporated by reference to the Registrant's Form N-SAR filed 1/31/2000 (Accession No. 0000887194-00-000001).

     (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on 3/31/97.

     (p)  Code of Ethics. Filed herewith.

Item 24           Persons Controlled by or Under Common Control with the Fund

                  None.

Item 25           Indemnification

                  All Directors, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition, Registrant maintains a Directors' and officers' errors and omissions liability insurance policy protecting Directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26           Business and Other Connections of Investment Adviser

                  Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of November 30, 1999. Other than acting as directors, trustees, and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)


Item 27           Principal Underwriters

         (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Funds. Lord Abbett Distributor LLC also serves as principal underwriter for thirteen of the Lord Abbett-sponsored funds as listed below.

                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.

                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Securities Trust

          (b)     The partners of Lord, Abbett & Co. are:

                  Name and Principal                 Positions and Offices
                  Business Address (1)               with Registrant

                  Robert S. Dow                      Chairman and President
                  Paul A. Hilstad                    Vice President & Secretary
                  Robert P. Fetch                    Executive Vice President
                  W. Thomas Hudson, Jr.              Executive Vice President
                  Stephen J. McGruder                Executive Vice President
                  Robert G. Morris                   Executive Vice President
                  Daniel E. Carper                   Vice President
                  Zane E. Brown                      Vice President
                  John J. Walsh                      Vice President

                  The other general partners of Lord, Abbett & Co. who are neither officers nor Directors of the Registrant are Stephen
                  I. Allen, John E. Erard, Daria L. Foster, Robert I. Gerber, Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington, and Christopher J. Towle.

                  Each of the above has a principal business address:
                  90 Hudson Street, Jersey City, New Jersey  07302-3973

         (c)      Not applicable

Item 28           Location of Accounts and Records

                  Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                  Lord, Abbett & Co. maintains the records required by Rules 31a
                  - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29           Management Services

                  None

Item 30           Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 31th day of March, 2000.


                                                BY:  /s/ Lawrence H. Kaplan
                                                     ----------------------
                                                        Lawrence H. Kaplan
                                                        Vice President

                                                BY: /s/ Donna M. McManus
                                                    ----------------------
                                                        Donna M. McManus
                                                        Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                                     Title                                Date
----------                                     -----                                ----

                                             Chairman, President
/s/Robert S. Dow*                            and Director/Trustee                   3/31/00
------------------                  -----------------------------------         -----------
Robert S. Dow

/s/E. Thayer Bigelow*                       Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
E. Thayer Bigelow

/s/ William H.T. Bush*                      Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
William H. T. Bush

/s/Robert B. Calhoun*                       Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
Robert B. Calhoun

/s/Stewart S. Dixon*                        Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
Stewart S. Dixon

/s/John C. Jansing*                         Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
John C. Jansing

C. Alan MacDonald*                          Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr.*                Director/Trustee                        3/31/00
-----------------------------       -----------------------------------         -----------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff*                         Director/Trustee                        3/31/00
---------------------------         -----------------------------------         -----------
Thomas J. Neff
